Supplement Dated September 27, 2019
To The Prospectus Dated June 24, 2019 For

PERSPECTIVE II®
FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITY
(Contracts offered for sale on and after June 24, 2019)

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Annuity Service Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-644-4565; www.jackson.com.

This supplement corrects the Maximum Annual Charge listed for the LifeGuard Freedom Net with Joint Option GMWB with Income Stream Value GAWA% Table. Your prospectus is revised as follows:

➢
In the section titled “Joint For Life Guaranteed Minimum Withdrawal Benefit With Bonus, Annual Step-Up And Earnings-Sensitive Withdrawal Amount (“LifeGuard Freedom Net With Joint Option GMWB”) Charge” under “CONTRACT CHARGES” on page 43 of the prospectus, the Maximum Annual Charge listed for the Income Stream Value GAWA% Table is revised from 2.30% to 2.20%.

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(To be used with JMV21451 06/19)

JMV23227 09/19